UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110

Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 1, 2021, Inovio Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On March 1, 2021, the Company issued a press release announcing results from its ongoing Phase 3 clinical trial of its product candidate VGX-3100 for the treatment of high-grade precancerous cervical dysplasia caused by HPV-16 and/or HPV-18. A copy of this press release is furnished herewith as Exhibit 99.2 to this report. The information contained in the press release furnished as Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated March 1, 2021, “INOVIO Reports Fourth Quarter 2020 And Year-End Financial Results.”

99.2	Press Release, dated March 1, 2021, “INOVIO Announces Positive Results from REVEAL 1, a Phase 3 Pivotal Trial Evaluating VGX-3100, its DNA-based HPV Immunotherapy for the Treatment of High-grade Precancerous Cervical Dysplasia Caused by HPV-16 and/or HPV-18.”

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: March 1, 2021	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer